LOAN AGREEMENT

            This LOAN AGREEMENT is dated this 25th day of August, 1998, by and between COLORADO WYOMING RESERVE COMPANY, a Wyoming corporation (the "Borrower") and JAMES E. MOORE REVOCABLE TRUST U/D/T DATED JULY 28, 1994, a trust with the trustee and beneficiary residing in Playa del Rey, California (the "Lender").

            WHEREAS, Borrower presently has interests in the Collateral (defined below) as more particularly described in that certain "Mortgage, Deed of Trust, Security Agreement and Financing Statement" dated as of the date hereof between Borrower and Lender (the "Mortgage");

            WHEREAS, Borrower has applied to Lender for a loan (the "Loan") for the purpose of providing working capital pending completion of a private placement of the Company's securities; and

            WHEREAS, the Loan will be evidenced and by a promissory note in the original principal sum of One Hundred Twenty Thousand Dollars ($120,000.00) (the "Note") in the form of Exhibit 1, and secured by the Mortgage and in the Form of
Exhibit 2, each of which shall be executed by Borrower in favor of Lender concurrently herewith.

            NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall have the following meanings:

       "Agreement" means this Loan Agreement, including all exhibits.

       "Closing" has the meaning set forth in Section 2.1

       "Collateral" means all property in which Lender is granted a Lien pursuant to the Mortgage.

       "Common Stock" shall mean the Common Stock, par value $0.01 per share, of Borrower.

       "Due Date" means the Due Date of the Note as defined in the Note, as such Due Date may be extended from time to time.

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       "Governmental Agency" means (a) any government or municipality or political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, (d) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (e) any central bank or comparable authority.

       "Legal Opinion" means the opinion of Davis, Graham & Stubbs
       LLP, counsel to the Borrower to be delivered to Lender at the Closing in the form of Exhibit 6. "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance.

       "Loan Documents" shall mean this Agreement, the Note and the Mortgage executed by Borrower and delivered to Lender in connection with the Loan.

       "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the operations, financial condition, results of operations, prospects, assets or liabilities of Borrower.

       "Person" means any person or entity, whether an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated organization, bank, business association or firm, joint venture, Governmental Agency or otherwise.

       "Property" means the real property included in the Collateral.

       Registration Rights Agreement means that certain Registration Rights Agreement between Borrower and Lender to be entered into in conjunction with the Loan in the form of Exhibit 3 hereto.

       "SEC Documents" has the meaning set forth in Section 5.10.

       "Warrant Agreement" shall mean that certain Warrant Agreement governing the Warrants and dated the date hereof by and between the Borrower and the Lender in the form of Exhibit 4.

       "Warrants" shall mean the Warrants dated the date hereof to be issued by Borrower to the Lender in the form of Exhibit A to the Warrant Agreement.

       "Warrant Shares" means the shares of Common Stock purchasable upon exercise of the Warrants.

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                                   ARTICLE II

                                      LOAN

            2.1 CLOSING. The closing of the transactions contemplated herein shall occur as soon as reasonably practical on or after the date hereof as the parties may agree at the offices of Freshman, Marantz, Orlanski, Cooper & Klein, 9100 Wilshire Blvd., Beverly Hills, California, 90212 (the "Closing").

            2.2 LOAN. On the basis of the covenants, agreements and representations of Borrower contained herein and contained in the loan application and other financial information heretofore sub mitted to Lender, if any, and subject to the terms and conditions hereinafter set forth, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender an amount equal to $120,000.

            2.3 INTEREST. The Loan shall bear interest at the rate set forth in the Note which interest shall be due and payable as set forth therein.

            2.4  SECURITY. Payment of the Note shall be secured by the Mortgage.


                                   ARTICLE III

                              CONDITIONS TO CLOSING

            3.1 CLOSING DOCUMENTS FROM COMPANY. At or prior to the Closing, Borrower shall duly execute and deliver the following to Lender, which shall be in form, content and legal effect satisfactory to Lender:

                 (a)  The Note.

                 (b) The Mortgage which shall establish a first Lien on the Collateral.

                 (c)  The Warrant Agreement.

                 (d)  The Warrants.

                 (e)  The Registration Rights Agreement.

                 (f) Any additional documents reasonably required by Lender, including without limitation, UCC Financing Statements to be filed with the Secretaries of State of Colorado and Utah.

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            3.2  CLOSING DOCUMENTS FROM OTHERS. At or prior to the Closing,
Borrower shall duly cause to be delivered to Lender the following, which shall be in form, content and legal effect satisfactory to Lender:

                 (a)  The Legal Opinion.

                 (b)  Any additional documents reasonably required by Lender.


                                   ARTICLE IV

                                  DISBURSEMENT

            4.1 DISBURSEMENT. Provided that all conditions of Closing have been met, and subject to the other terms and conditions of this Article and of this Agreement, Lender shall make the Loan subject to the following requirements:

            (a) No Event of Default as defined in Article VIII hereof shal exist; and

            (b) Lender shall have received such additional assignments, security agreements and other documents, which Lender determines are necessary to perfect its security interest in the Collateral.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

            Borrower hereby unconditionally warrants and represents as follows:

            5.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming and has all corporate power and authority required to
(a) carry on its business as presently conducted, and (b) enter into this Agreement, the Note, Mortgage, Registration Rights Agreement and Warrant Agreement, issue the Warrants and to consummate the transactions contemplated hereby and thereby. Borrower is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect

            5.2 CAPITALIZATION. As of the date of this Agreement the capitalization of Borrower is as follows:

                 (a) COMMON STOCK. A total of 75,000,000 authorized shares of Common Stock, $0.01 par value per share, of which 2,491,694 shares are issued and outstanding as of a date hereof. All of such outstanding shares are validly issued, fully paid and non-assessable. No such outstanding shares were issued in violation of any preemptive right.

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                 (b)  OPTIONS, WARRANTS, RESERVED SHARES. Schedule 5.2(b)
attached hereto sets forth a summary description of all outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from Borrower of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the securities Company's capital stock. No shares of Borrower's outstanding capital stock, or stock issuable upon exercise, conversion or exchange of any outstanding options, warrants or rights, or other stock issuable by Borrower, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of Borrower or any other person), pursuant to any agreement or commitment of Borrower.

            5.3 DUE AUTHORIZATION. All corporate action on the part of Borrower, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of Borrower under, this Agreement, the Note, Mortgage, Registration Rights Agreement and Warrant Agreement, and the authorization, issuance, reservation for issuance and delivery of the Warrants and the Warrant Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants when executed and delivered, will constitute, valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) the effect of rules of law governing the availability of equitable remedies and (c) applicable law affecting the indemnification provisions of the Registration Rights Agreement.

            5.4  VALID ISSUANCE OF WARRANT SHARES.

                 (a) The Warrant Shares have been duly and validly reserved for issuance and, upon issuance, sale and delivery in accordance with the terms of the Warrants for the consideration provided for therein, will be duly and validly issued, fully paid and nonassessable.

                 (b   Based in part on the representations made by the Lender in
Section 6 hereof, the Warrants and (assuming no change in applicable law and no unlawful distribution of the Warrants by the Lender or other parties) the Warrant Shares will be issued in full compliance with the registration and prospectus delivery requirements of the Securities Act, or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of the states of the United States.

            5.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Borrower is required in connection with the consummation of the transactions contemplated by this Agreement. except for the filing of such qualifications or filings under the Securities Act and the regulations thereunder and all applicable state securities laws as may be required in connection with issuance of the Warrants. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

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            5.6  NON-CONTRAVENTION. The execution, delivery and performance of this Agreement, the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants by Borrower, and the consummation by Borrower of the transactions contemplated hereby and thereby, do not and will not (a) contravene or conflict with the Certificate of Incorporation or Bylaws of Borrower; (b) constitute a material violation of any provision of any federal, state, local or foreign law binding upon or applicable to Borrower; or (c) constitute a default under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which Borrower is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any material assets of Borrower under any material contract to which Borrower is a party or any material permit, license or similar right relating to Borrower or by which Borrower may be bound or materially affected.

            5.7 LITIGATION. There is no action, suit, proceeding, claim, arbitration or investigation pending or threatened that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement, the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants

            5.8 COMPLIANCE WITH LAW AND CHARTER DOCUMENTS. Borrower is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended, and except for any violations that would not, either individually or in the aggregate, have a Material Adverse Effect. Borrower has complied and is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over Borrower's business or properties and no default exists under any contract or agreement to which Borrower is a party, except for failures to comply and defaults that would not, either individually or in the aggregate, have a Material Adverse Effect.

            5.9 TITLE TO PROPERTY AND ASSETS. Except for the Collateral, the properties and assets Borrower owns or leases, are owned or leased by Borrower, free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of Borrower. The Collateral is leased by Borrower free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes. With respect to all property and assets it leases, including the Collateral, Borrower is in compliance with such leases in all material respects.

            5.10 SEC DOCUMENTS.

                 (a) Borrower has furnished to the Lender prior to the date hereof copies of its fiscal 1997 Form 10-KSB filed with the Securities and Exchange Commission on October 1, 1997 and all registration statements, reports and proxy statements filed by Borrower with the Commission thereafter (such Form 10-KSB, and such other registration statements, reports and proxy statements, are collectively referred to herein as the "SEC Documents"). Each of the SEC Documents, as of the

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respective date thereof, does not, and each of the registration statements, reports and proxy statements filed by Borrower with the Commission after the date hereof and prior to the Closing will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Borrower is not a party to any material contract, agreement or other arrangement required to be filed as an exhibit to the SEC Documents that is not so filed.

                 (b) Borrower has provided the Lender with its audited financial statements (the "Audited Financial Statements") for the fiscal year ended June 30, 1997 and its unaudited financial statements (the "Unaudited Financial Statements") for the nine months ended March 31, 1998 (the "Balance Sheet Date"). Since March 31, 1997, Borrower has duly filed with the Commission all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act of 1933 (the "Securities Act"). The audited and unaudited consolidated financial statements of Borrower included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis the consolidated financial position of Borrower and its consolidated subsidiaries as at the date thereof and the consolidated results of their operations and cash flows for the periods then ended, provided, however, that the unaudited financial statements are subject to normal year end audit adjustments and may not include all footnote disclosures required under GAAP and may be condensed or summary statements.

                 (c) Except as and to the extent reflected or reserved against in Borrower's Audited Financial Statements (including the notes thereto) or the Unaudited Financial Statements, to the best knowledge of Borrower, Borrower has no material liabilities (whether accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined or determinable) other than: (i) liabilities incurred in the ordinary course of business since the Balance Sheet Date that are consistent with Borrower's past practices, (ii) liabilities with respect to agreements to which the Lender is a party, and (iii) other liabilities that either individually or in the aggregate would not result in a Material Adverse Effect.

            5.11 ABSENCE OF CERTAIN CHANGES SINCE BALANCE SHEET DATE. Since the Balance Sheet Date, the business and operations of Borrower have been conducted in the ordinary course consistent with past practice, and there has not been:

                 (a) any declaration setting aside or payment of any dividend or other distribution of the assets of Borrower with respect to any shares of capital stock of Borrower, or any repurchase, redemption or other acquisition by Borrower or any subsidiary of Borrower of any outstanding shares of Borrower's capital stock;

                 (b) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect;

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                 (c)  any waiver by Borrower of a valuable right or of a
material debt owed to it, except for such waivers that have not resulted, and are not expected to result, in a Material Adverse Effect;

                 (d) any material change or amendment to, or any waiver of any material rights under, a material contract or arrangement by which Borrower or any of its assets or properties is bound or subject, except for changes, amendments or waivers which are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect;

                 (e) any change by Borrower in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; and

                 (f) to Borrower's knowledge, any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, in a Material Adverse Effect.

            5.12 NO OFFSETS ON OTHER PROJECTS. Borrower has no claims, defenses or offsets against Lender in connection with any other indebtedness owed by Borrower to Lender, and should any such claims, defenses or offsets exist, they are hereby waived in consideration of Lender making the Loan.

            5.13 INDEBTEDNESS OF BORROWER. Borrower has no indebtedness other than trade payables and certain loans from officers and directors of Borrower.

            5.14 FULL DISCLOSURE. The information contained in this Agreement and the Schedule of Exceptions with respect to the assets, results of operations, and financial condition of Borrower and the transactions contemplated by this Agreement, the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants are true and complete in all material respects and do not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF THE LENDER

       The Lender hereby represents and warrants to Borrower, and agrees that:

            6. AUTHORIZATION. All action on the part of the Lender, necessary for the authorization, execution, delivery of and the performance of all obligations of Lender under, this Agreement has been taken or will be taken prior to the Closing. This Agreement constitutes and, when executed and delivered, will constitute, the Lender's valid and legally binding obligations, enforceable in accordance with the terms except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the

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enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The Lender has full power and authority to enter into this Agreement.

            6.2 PURCHASE FOR INVESTMENT. The Warrants to be acquired by the Lender hereunder will be acquired for investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act. The Lender also represents that it has not been formed for the specific purpose of acquiring the Warrants.

            6.3 DISCLOSURE OF INFORMATION. The Lender has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrants to be purchased by the Lender under this Agreement. The Lender further has had an opportunity to ask questions and receive answers from Borrower regarding the terms and conditions of the offering of the Warrants and the Warrant Shares and to obtain additional information (to the extent Borrower possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Lender or to which the Lender had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by Borrower in Section 5.

            6.4 INVESTMENT EXPERIENCE. The Lender understands that the acquisition of the Warrants involves substantial risk. The Lender has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Warrants and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Warrants and protecting its own interests in connection with this investment.

            6.5 ACCREDITED INVESTOR STATUS; LOCATION AND RESIDENCY. The Lender is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. The Lender is located, and its sole trustee and beneficiary reside in, the State of California.

            6.6 RESTRICTED SECURITIES. The Lender understands that the Warrants to be purchased by the Lender hereunder, and any Warrant Shares to be purchased by the Lender upon exercise of the Warrants, are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Lender understands that Borrower is under no obligation to register any of the securities sold hereunder except as provided in the Registration Rights Agreement.

            6.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Lender further agrees not to make any disposition of all or any portion of the Warrants or the Warrant Shares unless and until:

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                 (a)  there is then in effect a registration statement under the
                 Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (b) the Lender has notified Borrower of the proposed disposition and has furnished Borrower with a statement of the circumstances surrounding the proposed disposition, and the Lender has furnished Borrower, at the expense of the Borrower, with an opinion of counsel, reasonably satisfactory to Borrower, that such disposition will not require registration of such securities under the Securities Act.

       Notwithstanding the provisions of paragraphs (a) and (b) of this Section
6.7 no such registration statement or opinion of counsel will be required for any transfer of any Warrants or any Warrant Shares in compliance with SEC Rule 144, Rule 144A or Rule 145(d), or any successor or additional similar rule, or if such transfer otherwise is exempt, in the view of Borrower's legal counsel, from the registration requirements of the Securities Act, provided that, in the case of any transfer that is otherwise exempt, the transferee agrees in writing to be subject to the terms of this Section 6.7 to the same extent as if the transferee were the original Lender hereunder.

            6.8 LEGENDS. Certificates evidencing the Warrant Shares, when issued, will bear each of the legends set forth below and the Warrants will bear the legends set forth in (i) and (ii) below:

       (i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

       (ii) Any legends required by any applicable state securities laws.

The legends set forth in Section 6.8 hereof will be removed by Borrower from any certificate evidencing the Warrant Shares upon the effectiveness of a registration statement under the Securities Act or upon delivery to Borrower of an opinion by counsel, reasonably satisfactory to Borrower, that such security may be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Borrower issued the Warrants or the Warrant Shares.

                                   ARTICLE VII

                        ADDITIONAL COVENANTS OF BORROWER

            In addition to the covenants of Borrower contained elsewhere herein, and in the Note, the Mortgage and other Loan Documents, Borrower agrees as follows:

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            7.1  PROCEEDINGS. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the extraction of oil, gas or other minerals on the Property or any portion thereof, Borrower will give prompt written notice thereof to Lender and will cause such pro ceedings to be vigorously contested in good faith and, in the event of an adverse ruling or decision, prosecute all allowable appeals.

            7.2 COMPLIANCE WITH APPLICABLE LAWS. All extraction of oil, gas or other minerals on the Property shall be performed in material compliance with all laws, rules, regulations and orders applicable to its business operations, properties, assets, and services (including rules and regulations relating to work-place safety and environmental clean-up) and all necessary permits, licenses and other authorizations have been obtained for the extraction of oil, gas or other minerals on the Property.

            7.3 FURTHER DOCUMENTS. Borrower will, at the request of Lender, execute, deliver and furnish such documents or take such further action as Lender may reasonably deem necessary or desirable to evidence the Loan, or perfect the security therefor.

            7.4 RESTRICTIVE COVENANTS. Borrower shall not impose any restrictive covenants or encumbrances upon the Property.

            7.5 LIENS. If at any time an encumbrance, lien or charge is placed or claimed upon the Property, Borrower shall satisfy and remove such encumbrance, lien or charge by bonding or by other method satisfactory to Lender.

            7.6 NOTICES. Borrower shall comply and promptly furnish to Lender true and complete copies of any notices pertaining to the Property by any Governmental Agency. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain pro ceeding affecting the Property.

            7.9 BOOKS AND RECORDS. Borrower shall keep, at its principal place of business, the records and books of accounting relating to royalties received on account of the extraction of oil, gas and other minerals from the Property. Lender shall be entitled, at any reasonable time, to inspect the Property, all records relating thereto, and the books and other financial records of Borrower including, but not limited to, all permits, licenses, consents and approvals of all Governmental Agencies having jurisdiction over Borrower and the Property. Borrower shall cooperate with Lender in enabling Lender to accomplish such inspection and permit Lender to make such copies as Lender may request.

            7.10 DESIGNATION OF DIRECTOR. Lender will have the right to designate one person to Borrower's board of directors and upon such designation Borrower will appoint and thereafter nominate and use its best efforts to cause the election of such person to its Board at any shareholder's meeting in which directors are to be elected. Lender may vary its designee from time to time. All benefits currently provided to other directors will be provided to this director and the director will receive from Borrower warrants/options to purchase 100,000 shares of Borrower's Common Stock

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at $1.00 per share. All reasonable expenses of this board member will be reimbursed by Borrower. At the request of the designated director, a director liability insurance policy satisfactory to this director will be purchased and kept in full force at Company expense.

            7.11 RESTRICTIONS ON DERIVATIVE SECURITIES. Except for the Warrants and options and warrants granted or sold in connection with the a private placement of Borrower's securities seeking to raise up to $2,000,000 by October 31, 1998 and thereby repay the Note and options and warrants granted to the new director designated by Lender pursuant to Section 7.10, Borrower shall not grant or issue options, warrants, convertible securities or other rights to subscribe for any shares of common stock or securities convertible to common stock to any officer, director or other affiliate of the Company in excess of 50,000 shares of common stock in the aggregate for a period of one year from the effective date of the registration statement covering the Registrable Securities (as defined in the Registration Rights Agreement). Borrower shall not pay cash bonuses or loan holders funds for exercise of any outstanding options or warrants of the Borrower.

            7.12 RESTRICTION ON PAYMENT OF OTHER INDEBTEDNESS. Until repayment of the Loan is made in full, Borrower shall make no payment of or on any indebtedness of Borrower to any of its officers or directors, including the indebtedness to its officers and directors mentioned in Section 5.13.

            7.13 FILINGS. At Borrower's expense, Borrower will prepare and file on Lenders behalf all necessary forms and documents, including Schedules 13D or 13G and Form 3s, 4s and 5s, that may required of Lender as a 5% or 10% or greater beneficial owner of Borrower's Common Stock. At its expense, Borrower will arrange for any necessary legal opinions permitting transfer of Borrower's securities pursuant to Rule 144 when applicable.

                                  ARTICLE VIII

                                     DEFAULT

            8.1 EVENTS OF DEFAULT. Any of the following shall constitute an event of default ("Event of Default") hereunder:

                 (a) The failure of Borrower to make any payment required under the Note.

                 (b) The false or misleading nature of any representation or warranty of Borrower contained herein or in any representation to Lender concerning the financial condition or credit standing of Borrower or the reasonable determination by Lender of a material threat to its security by reason of a material adverse change in the financial condition or credit standing of Borrower;

                 (c) The failure of Borrower to fully perform any and all covenants and agreements hereunder or under the Note, Mortgage, Registration Rights Agreement, Warrant

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

Agreement and the Warrants and such failure, if remedial, continues unremedied for 15 days after notice thereof from the Lender;

                 (d) An event of default shall occur under the Note or Mortgage.

            8.2 ACCELERATION. Upon the occurrence of an Event of Default, the entire unpaid balance of the Note including all accrued interest shall at the option of Lender, become immediately due and payable and Lender shall have such rights of enforcement as may be afforded hereunder or under the Note, Mortgage and any of the other Loan Documents, and in law or equity.

                                   ARTICLE IX

                                    REMEDIES

            9.1 REMEDIES ARE CUMULATIVE. All remedies of Lender provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Note, the Mortgage or any of the other Loan Documents or by law. The exercise of any rights of Lender hereunder shall not in any way constitute a cure or waiver of a default hereunder or elsewhere, or invalidate any act done pursuant to any notice of default, or prejudice Lender in the exercise of any of its other rights hereunder or elsewhere unless, in the exercise of said rights, Lender realizes all amounts owed to it hereunder and under the Note.

            9.2 RIGHT OF CONTEST. Borrower shall have the right to contest in good faith any claim, demand, levy, or assessment by a third party, the assertion of which would constitute a default here under. Any such contest shall be prosecuted diligently and in a manner not prejudicial to Lender or the rights of Lender hereunder. Upon demand by Lender, Borrower shall deposit funds with Lender or obtain and record a bond satisfactory to Lender in an amount sufficient to cover any amounts which may be owing in the event the contest may be unsuccessful. Borrower shall make such deposit or obtain and record such bond, as the case may be, within five (5) days after demand therefor and, if made by payment of funds to Lender, the amount so deposited shall be disbursed in accordance with the resolution of the contest to Borrower or the adverse claimant.

                                    ARTICLE X

                                  MISCELLANEOUS

            10.1 NO WAIVER. No waiver of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take action on account of such default, and no express waiver shall affect any default other than the default specified in the waiver and the waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

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

            10.2 THIRD PARTIES BENEFITTED. Except with respect to the rights of the director designated under Section 7.10 (which are intended to benefit, and may be enforced directly by, such director, this Agreement is made and entered into for the sole protection and benefit of Lender and Borrower.

            10.3 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party notified, (b) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express for next day delivery, or (c) on the day of facsimile transmission, with confirmed transmission, to the facsimile number shown below (or to such other facsimile number as the party to be notified may indicate by ten (10) days advance written notice to the other party in the manner herein provided), provided that notice is also given under clauses
(a) or (b) above, in any such case addressed to the party to be notified at the address indicated below for that party, or at such other address as that party may indicate by ten (10) days advance written notice to the other party in the manner herein provided.

                 If to Lender:
                              James E. Moore, Trustee
                              James E. Moore Revocable Trust u/d/t dated
                                 July 28, 1994
                              7827 Berger Avenue
                              Playa del Rey  CA  90293
                              Facsimile:(310) 822-1533

                 If to Borrower:
                              COLORADO WYOMING RESERVE COMPANY
                              751 Horizon Court, Suite 205
                              Grand Junction, Colorado 81506
                              Facsimile:(970) 255-9238

            10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement and in the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants and any of the other Loan Documents shall survive the repayment of the Loan.

            10.5 ATTORNEYS' FEES. In the event that an attorney be employed or expense be incurred to compel payment of the Loan or any portion thereof or in connection with any default here under or under the Note, Mortgage, Registration Rights Agreement, Warrant Agreement, the Warrants or any other Loan Document, whether or not any action or proceeding is commenced by Lender, Borrower promises to pay all such reasonable expenses and attorneys' fees, including, but not limited to, attorneys' fees incurred in any bankruptcy or judicial or nonjudicial foreclosure proceedings.

            10.6 ENTIRE AGREEMENT. Borrower agrees that the terms hereof, and the Note, Mortgage, Registration Rights Agreement, Warrant Agreement, the Warrants and the other Loan Documents, constitute the complete, exclusive and final expression of its agreement relating to the specific subject matter hereof and thereof. In this regard, Borrower represents and warrants that it intends the literal words of this Agreement and of the Loan Documents, and that all prior or contemporaneous negotiations, drafts, agreements, and other extrinsic communications shall have no significance or evidentiary effect, and may not be used to contradict the terms hereof. Borrower affirms that its counsel has been specifically advised Borrower concerning the meaning of the provisions of this Agreement, including, but not limited to the provisions of this Section 10.6.

            10.7 AUTHORITY TO FILE NOTICES. Borrower irrevocably appoints, designates, and authorizes Lender as its agent (said agency being coupled with an interest) to file for record any notices of completion, cessation of labor, or any other notice that Lender deems necessary or desirable to protect its interest hereunder or under the Note, Mortgage, or any of the other Loan Documents. Such authorization by Borrower shall not create any obligation on the part of Lender.

            10.8 EXPENSES. Borrower shall pay promptly all reasonable costs, charges, and expenses incurred by Lender in connection with Loan including but not limited to reasonable legal fees and expenses in connection with the preparation of this Agreement, the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants and Lenders travel and related expenses of due diligence in connection with Borrower. All such fees and expenses shall be paid at the Closing.

            10.9 ACTIONS. Lender shall have the right to commence, appear in or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties hereunder. In connection therewith, Lender may incur and pay costs and expenses, including reasonable attorneys' fees. Borrower shall pay to Lender on demand all such costs and expenses.

            10.10 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State Colorado. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of California, and by execution and delivery of this Agreement, the Company accepts for itself generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non convenience and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

            10.11 HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, assigns and personal representatives of the parties hereto; provided, however, that Borrower shall not assign its rights hereunder in whole or in part without the prior written consent of Lender, which such consent may be granted or withheld in the sole and absolute discretion of Lender. Any such assignment without said consent shall be void. Lender shall have the right at any time and from time to time to assign to others all or certain of its rights hereunder.

            10.12 TIME. Time is of the essence of this Agreement, and each and every provision hereof and in the Note, Mortgage, Registration Rights Agreement, Warrant Agreement and the Warrants and any of the other Loan Documents in which time is an element.

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
            10.13 JOINT VENTURER. Lender shall not be deemed to be a partner or joint venturer with Borrower in connection with the Loan or any action taken under this Agreement and Borrower shall indemnify, hold Lender harmless and defend Lender from and against any and all loss, cost, damage, expense or liability, including reasonable attorneys' fees, arising out of or resulting from such a construction of the parties and their relationship or resulting from any act or failure to act of Borrower, or from the negligence of Borrower with respect to any activity contemplated herein, or under the in the Note, Mortgage any of the other Loan Documents or other documents executed in connection herewith. The provisions of this paragraph shall survive repayment of the Loan.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                              "Borrower"

                              COLORADO WYOMING RESERVE COMPANY


                              By: /s/ KIM M. FUERST
                                 ----------------------------------
                              Kim M. Fuerst
                              Title: President

                              "Lender"

                              JAMES E. MOORE REVOCABLE TRUST U/D/T
                              DATED JULY 28, 1994


                              By:   /s/ JAMES E. MOORE
                                 ----------------------------------
                                    James E. Moore , Trustee


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